                                 EXHIBIT INDEX

EXHIBIT     DESCRIPTION OF DOCUMENT
NUMBER

EX-99.a1    Articles of Incorporation of Twentieth Century Capital Portfolios,
            Inc., dated June 11, 1993 (filed as Exhibit 1a to Post-Effective
            Amendment No. 5 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-64872, filed on July 31, 1996, and incorporated herein by reference).

EX-99.a2    Articles Supplementary of Twentieth Century Capital Portfolios,
            Inc., dated April 24, 1995 (filed as Exhibit a2 to Post-Effective
            Amendment No. 24 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-64872, filed on October 10, 2002, and incorporated herein by reference).

EX-99.a3    Articles Supplementary of Twentieth Century Capital Portfolios,
            Inc., dated March 11, 1996 (filed as Exhibit 1b to Post-Effective
            Amendment No. 5 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-64872, filed on July 31, 1996, and incorporated herein by reference).

EX-99.a4    Articles Supplementary of Twentieth Century Capital Portfolios,
            Inc., dated September 9, 1996 (filed as Exhibit a3 to Post-Effective
            Amendment No. 15 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-64872, filed on May 14, 1999, and
            incorporated herein by reference).

EX-99.a5    Articles of Amendment of Twentieth Century Capital Portfolios, Inc.,
            dated December 2, 1996 (filed as Exhibit b1c to Post-Effective
            Amendment No. 7 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-64872, filed on March 3, 1997, and incorporated herein by reference).

EX-99.a6    Articles Supplementary of American Century Capital Portfolios, Inc.,
            dated December 2, 1996 (filed as Exhibit b1d to Post-Effective
            Amendment No. 7 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-64872, filed on March 3, 1997, and incorporated herein by reference).

EX-99.a7    Articles Supplementary of American Century Capital Portfolios, Inc.,
            dated April 30, 1997 (filed as Exhibit b1e to Post-Effective
            Amendment No. 8 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-64872, filed on May 21, 1997, and
            incorporated herein by reference).

EX-99.a8    Certificate of Correction to Articles Supplementary of American
            Century Capital Portfolios, Inc., dated May 15, 1997 (filed as
            Exhibit b1f to Post-Effective Amendment No. 8 to the Registration
            Statement on Form N-1A of the Registrant, File No. 33-64872, filed on May 21, 1997, and incorporated herein by reference).

EX-99.a9    Articles of Merger merging RREEF Securities Fund, Inc. with and into
            American Century Capital Portfolios, Inc., dated June 13, 1997
            (filed as Exhibit a8 to Post-Effective Amendment No. 15 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            33-64872, filed on May 14, 1999, and incorporated herein by reference).

EX-99.a10   Articles Supplementary of American Century Capital Portfolios, Inc.,
            dated December 18, 1997 (filed as Exhibit b1g to Post-Effective
            Amendment No. 9 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.a11   Articles Supplementary of American Century Capital Portfolios, Inc.,
            dated June 1, 1998 (filed as Exhibit b1h to Post-Effective Amendment
            No. 11 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.a12   Articles Supplementary of American Century Capital Portfolios, Inc.,
            dated January 29, 1999 (filed as Exhibit b1i to Post-Effective
            Amendment No. 14 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-64872, filed on December 29, 1998, and incorporated herein by reference).

EX-99.a13   Articles Supplementary of American Century Capital Portfolios, Inc.,
            dated February 16, 1999 (filed as Exhibit a12 to Post-Effective
            Amendment No. 15 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-64872, filed on May 14, 1999, and
            incorporated herein by reference).

EX-99.a14   Certificate of Correction to Articles Supplementary of American
            Century Capital Portfolios, Inc., dated May 12, 1999 (filed as
            Exhibit a15 to Post-Effective Amendment No. 24 to the Registration
            Statement on Form N-1A of the Registrant, File No. 33-64872, filed on October 10, 2002, and incorporated herein by reference).

EX-99.a15   Articles Supplementary of American Century Capital Portfolios, Inc.,
            dated June 2, 1999 (filed as Exhibit a13 to Post-Effective Amendment
            No. 16 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-64872, filed on July 29, 1999, and incorporated herein by reference).

EX-99.a16   Articles Supplementary of American Century Capital Portfolios, Inc.,
            dated June 8, 2000 (filed as Exhibit a14 to Post-Effective Amendment
            No. 17 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-64872, filed on July 28, 2000, and incorporated herein by reference).

EX-99.a17   Articles Supplementary of American Century Capital Portfolios, Inc.
            dated March 5, 2001 (filed as Exhibit a15 to Post-Effective
            Amendment No. 20 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-64872, filed on April 20, 2001, and incorporated herein by reference).

EX-99.a18   Articles Supplementary of American Century Capital Portfolios, Inc.,
            dated April 4, 2001 (filed as Exhibit a16 to Post-Effective
            Amendment No. 20 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-64872, filed on April 20, 2001, and incorporated herein by reference).

EX-99.a19   Articles Supplementary of American Century Capital Portfolios, Inc.,
            dated May 21, 2001 (filed as Exhibit a17 to Post-Effective Amendment
            No.21 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-64872, filed on July 30, 2001, and incorporated herein by reference).

EX-99.a20   Articles Supplementary of American Century Capital Portfolios, Inc.,
            dated August 23, 2001 (filed as Exhibit a18 to Post-Effective
            Amendment No. 22 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-64872, filed on July 30, 2002, and incorporated herein by reference).

EX-99.a21   Articles Supplementary of American Century Capital Portfolios, Inc.,
            dated March 6, 2002 (filed as Exhibit a19 to Post-Effective
            Amendment No. 22 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-64872, filed on July 30, 2002, and incorporated herein by reference).

EX-99.a22   Articles Supplementary of American Century Capital Portfolios, Inc.,
            dated April 4, 2002 (filed as Exhibit a20 to Post-Effective
            Amendment No. 22 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-64872, filed on July 30, 2002, and incorporated herein by reference).

EX-99.a23   Articles Supplementary of American Century Capital Portfolios, Inc.,
            dated June 14, 2002 (filed as Exhibit a21 to Post-Effective
            Amendment No. 22 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-64872, filed on July 30, 2002, and incorporated herein by reference).

EX-99.a24   Certificate of Correction to Articles Supplementary of American
            Century Capital Portfolios, Inc., dated June 17, 2002 (filed as
            Exhibit a22 to Post-Effective Amendment No. 22 to the Registration
            Statement on Form N-1A of the Registrant, File No. 33-64872, filed on July 30, 2002, and incorporated herein by reference).

EX-99.a25   Articles Supplementary of American Century Capital Portfolios, Inc.,
            dated July 12, 2002 (filed as Exhibit a23 to Post-Effective
            Amendment No. 22 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-64872, filed on July 30, 2002, and incorporated herein by reference).

EX-99.a26   Articles Supplementary of American Century Capital Portfolios, Inc.,
            dated August 6, 2003.

EX-99.b1    By-Laws of Twentieth Century Capital Portfolios, Inc. (filed as
            Exhibit 2 to Post-Effective Amendment No. 5 to the Registration
            Statement on Form N-1A of the Registrant, File No. 33-64872, filed on July 31, 1996, and incorporated herein by reference).

EX-99.b2    Amendment to the By-Laws of American Century Mutual Funds, Inc.,
            American Century Capital Portfolios, Inc., American Century World
            Mutual Funds, Inc. and American Century Strategic Asset Allocations,
            Inc. (filed as Exhibit b2b to Post-Effective Amendment No. 9 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.d1    Management Agreement between American Century Capital Portfolios,
            Inc. and American Century Investment Management, Inc., dated August
            1, 1997 (filed as Exhibit b5a to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No.
            33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.d2    Addendum to the Management Agreement between American Century
            Capital Portfolios, Inc. and American Century Investment Management,
            Inc., dated July 30, 1998 (filed as Exhibit b5c to Post-Effective
            Amendment No. 11 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.d3    Subadvisory Agreement between Barclays Global Fund Advisers and
            American Century Investment Management, Inc., dated January 29, 1999
            (filed as Exhibit b5d to Post-Effective Amendment No. 14 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            33-64872, filed on December 29, 1998, and incorporated herein by reference).

EX-99.d4    Addendum to the Management Agreement between American Century
            Capital Portfolios, Inc. and American Century Investment Management,
            Inc., dated January 29, 1999 (filed as Exhibit b5e to Post-Effective
            Amendment No. 14 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-64872, filed on December 29, 1998, and incorporated herein by reference).

EX-99.d5    Amendment to the Management Agreement between American Century
            Capital Portfolios, Inc. and American Century Investment Management,
            Inc., dated July 30, 1999 (filed as Exhibit d6 to Post-Effective
            Amendment No. 16 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-64872, filed on July 29, 1999, and incorporated herein by reference).

EX-99.d6    Amendment No. 1 to the Management Agreement between American Century
            Capital Portfolios, Inc. and American Century Investment Management,
            Inc., dated January 1, 2000 (filed as Exhibit d7 to Post-Effective
            Amendment No. 17 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-64872, filed on July 28, 2000, and incorporated herein by reference).

EX-99.d7    Subadvisory Agreement by and between American Century Capital
            Portfolios, Inc., American Century Investment Management, Inc. and
            J.P. Morgan Investment Management Inc., dated January 1, 2000 (filed as Exhibit d2 to Post-Effective Amendment No. 17 to the Registration
            Statement on Form N-1A of the Registrant, File No. 33-64872, filed on July 28, 2000, and incorporated herein by reference).

EX-99.d8    Addendum to the Management Agreement between American Century
            Capital Portfolios, Inc. and American Century Investment Management,
            Inc., dated May 1, 2001 (filed as Exhibit d8 to Post-Effective
            Amendment No. 20 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-64872, filed on April 20, 2001, and incorporated herein by reference).

EX-99.d9    Addendum to the Management Agreement between American Century
            Capital Portfolios, Inc. and American Century Investment Management,
            Inc., dated September 3, 2002 (filed as Exhibit d9 to Post-Effective
            Amendment No. 24 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-64872, filed on October 10, 2002, and incorporated herein by reference).

EX-99.d10   Addendum to the Management Agreement between American Century
            Capital Portfolios, Inc. and American Century Investment Management,
            Inc., dated August 29, 2003.

EX-99.e1    Amended and Restated Distribution Agreement between American Century
            California Tax-Free and Municipal Funds, American Century Capital
            Portfolios, Inc., American Century Government Income Trust, American
            Century International Bond Funds, American Century Investment Trust,
            American Century Municipal Trust, American Century Mutual Funds,
            Inc., American Century Quantitative Equity Funds, American Century
            Strategic Asset Allocations, Inc., American Century Target
            Maturities Trust, American Century Variable Portfolios, Inc.,
            American Century Variable Portfolios II, Inc., American Century
            World Mutual Funds, Inc. and American Century Investment Services,
            Inc., dated September 3, 2002 (filed as Exhibit e1 to Post-Effective
            Amendment No. 35 to the Registration Statement on Form N-1A of
            American Century Municipal Trust, File No. 2-91229, filed on
            September 30, 2002, and incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Amended and Restated Distribution Agreement
            between American Century California Tax-Free and Municipal Funds,
            American Century Capital Portfolios, Inc., American Century
            Government Income Trust, American Century International Bond Funds,
            American Century Investment Trust, American Century Municipal Trust,
            American Century Mutual Funds, Inc., American Century Quantitative
            Equity Funds, American Century Strategic Asset Allocations, Inc.,
            American Century Target Maturities Trust, American Century Variable
            Portfolios, Inc., American Century Variable Portfolios II, Inc.,
            American Century World Mutual Funds, Inc. and American Century
            Investment Services, Inc., dated December 31, 2002 (filed as Exhibit
            e2 to Post-Effective Amendment No. 4 to the Registration Statement
            on Form N-1A of American Century Variable Portfolios II, Inc., File
            No. 333-46922, filed on December 20, 2002, and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to the Amended and Restated Distribution Agreement
            between American Century California Tax-Free and Municipal Funds,
            American Century Capital Portfolios, Inc., American Century
            Government Income Trust, American Century International Bond Funds,
            American Century Investment Trust, American Century Municipal Trust,
            American Century Mutual Funds, Inc., American Century Quantitative
            Equity Funds, American Century Strategic Asset Allocations, Inc.,
            American Century Target Maturities Trust, American Century Variable
            Portfolios, Inc., American Century Variable Portfolios II, Inc.,
            American Century World Mutual Funds, Inc. and American Century
            Investment Services, Inc., dated August 29, 2003 (filed as Exhibit
            e3 to Post-Effective Amendment No. 17 to the Registration Statement
            on Form N-1A of American Century Strategic Asset Allocations, Inc.,
            File No. 33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.g1    Master Agreement by and between Twentieth Century Services, Inc. and
            Commerce Bank, N.A., dated January 22, 1997 (filed as Exhibit b8e to
            Post-Effective Amendment No. 76 to the Registration Statement on
            Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
            filed on February 28, 1997, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement between American Century Investments and
            The Chase Manhattan Bank, dated August 9, 1996 (filed as Exhibit b8 to Post-Effective Amendment No. 31 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g3    Amendment to Global Custody Agreement between American Century
            Investments and The Chase Manhattan Bank, dated December 9, 2000
            (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
            Registration Statement on Form N-1A of American Century Variable
            Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement by and between Twentieth Century Capital
            Portfolios, Inc. and Twentieth Century Services, Inc., dated as of
            August 1, 1993 (filed as Exhibit 9 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of the Registrant, File
            No. 33-64872, filed on July 31, 1996, and incorporated herein by reference).

EX-99.h2    Credit Agreement between American Century Funds and J.P. Morgan
            Chase Bank, as Administrative Agent, dated as of December 17, 2002
            (filed as Exhibit h7 to Post-Effective Amendment No. 34 to the
            Registration Statement on Form N-1A of American Century Variable
            Portfolios II, Inc., File No. 333-46922, filed on December 23, 2002, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel (filed as Exhibit i to Post-Effective
            Amendment No. 16 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-64872, filed on July 29, 1999, and incorporated herein by reference).

EX-99.j1    Consent of Deloitte & Touche LLP.

EX-99.j2    Power of Attorney, dated November 15, 2002 (filed as Exhibit j2 to
            Post-Effective Amendment No. 99 to the Registration Statement on
            Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
            filed on December 17, 2002, and incorporated herein by reference).

EX-99.j3    Secretary's Certificate, dated November 25, 2002 (filed as Exhibit
            j3 to Post-Effective Amendment No. 99 to the Registration Statement
            on Form N-1A of American Century Mutual Funds, Inc., File No.
            2-14213, filed on December 17, 2002, and incorporated herein by reference).

EX-99.m1    Master Distribution and Shareholder Services Plan of Twentieth
            Century Capital Portfolios, Inc., Twentieth Century Investors, Inc.,
            Twentieth Century Strategic Asset Allocations, Inc. and Twentieth
            Century World Investors, Inc. (Advisor Class), dated September 3,
            1996 (filed as Exhibit b15a to Post-Effective Amendment No. 9 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.m2    Amendment No. 1 to the Master Distribution and Shareholder Services
            Plan of American Century Capital Portfolios, Inc., American Century
            Mutual Funds, Inc., American Century Strategic Asset Allocations,
            Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
            dated June 13, 1997 (filed as Exhibit b15b to Post-Effective
            Amendment No. 77 to the Registration Statement on Form N-1A of
            American Century Mutual Funds, Inc., File No. 2-14213, filed on July
            17, 1997, and incorporated herein by reference).

EX-99.m3    Amendment No. 2 to the Master Distribution and Shareholder Services
            Plan of American Century Capital Portfolios, Inc., American Century
            Mutual Funds, Inc., American Century Strategic Asset Allocations,
            Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
            dated September 30, 1997 (filed as Exhibit b15c to Post-Effective
            Amendment No. 78 to the Registration Statement on Form N-1A of
            American Century Mutual Funds, Inc., File No. 2-14213, filed on
            February 26, 1998, and incorporated herein by reference).

EX-99.m4    Amendment No. 3 to the Master Distribution and Shareholder Services
            Plan of American Century Capital Portfolios, Inc., American Century
            Mutual Funds, Inc., American Century Strategic Asset Allocations,
            Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
            dated June 30, 1998 (filed as Exhibit b15e to Post-Effective
            Amendment No. 11 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.m5    Amendment No. 4 to the Master Distribution and Shareholder Services
            Plan of American Century Capital Portfolios, Inc., American Century
            Mutual Funds, Inc., American Century Strategic Asset Allocations,
            Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
            dated November 13, 1998 (filed as Exhibit b15e to Post-Effective
            Amendment No. 12 to the Registration Statement on Form N-1A of
            American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.m6    Amendment No. 5 to the Master Distribution and Shareholder Services
            Plan of American Century Capital Portfolios, Inc., American Century
            Mutual Funds, Inc., American Century Strategic Asset Allocations,
            Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
            dated February 16, 1999 (filed as Exhibit m6 to Post-Effective
            Amendment No. 83 to the Registration Statement on Form N-1A of
            American Century Mutual Funds, Inc., File No. 2-14213, filed on
            February 26, 1999, and incorporated herein by reference).

EX-99.m7    Amendment No. 6 to the Master Distribution and Shareholder Services
            Plan of American Century Capital Portfolios, Inc., American Century
            Mutual Funds, Inc., American Century Strategic Asset Allocations,
            Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
            dated July 30, 1999 (filed as Exhibit m7 to Post-Effective Amendment
            No. 16 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-64872, filed on July 29, 1999, and incorporated herein by reference).

EX-99.m8    Amendment No. 7 to the Master Distribution and Shareholder Services
            Plan of American Century Capital Portfolios, Inc., American Century
            Mutual Funds, Inc., American Century Strategic Asset Allocations,
            Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
            dated November 19, 1999 (filed as Exhibit m8 to Post-Effective
            Amendment No. 87 to the Registration Statement on Form N-1A of
            American Century Mutual Funds, Inc., File No. 2-14213, filed on
            November 29, 1999, and incorporated herein by reference).

EX-99.m9    Amendment No. 8 to the Master Distribution and Shareholder Services
            Plan of American Century Capital Portfolios, Inc., American Century
            Mutual Funds, Inc., American Century Strategic Asset Allocations,
            Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
            dated June 1, 2000 (filed as Exhibit m9 to Post-Effective Amendment
            No. 19 to the Registration Statement on Form N-1A of American
            Century World Mutual Funds, Inc., File No. 33-39242, filed on May
            24, 2000, and incorporated herein by reference).

EX-99.m10   Amendment No. 9 to the Master Distribution and Shareholder Services
            Plan of American Century Capital Portfolios, Inc., American Century
            Mutual Funds, Inc., American Century Strategic Asset Allocations,
            Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
            dated April 30, 2001 (filed as Exhibit m10 to Post-Effective
            Amendment No. 24 to the Registration Statement on Form N-1A of
            American Century World Mutual Funds, Inc., File No. 33-39242, filed on April 19, 2001, and incorporated herein by reference).

EX-99.m11   Amendment No. 10 to the Master Distribution and Shareholder Services
            Plan of American Century Capital Portfolios, Inc., American Century
            Mutual Funds, Inc., American Century Strategic Asset Allocations,
            Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
            dated December 3, 2001 (filed as Exhibit m11 to Post-Effective
            Amendment No. 94 to the Registration Statement on Form N-1A of
            American Century Mutual Funds, Inc., File No. 2-14213, filed on
            December 13, 2001, and incorporated herein by reference).

EX-99.m12   Amendment No. 11 to the Master Distribution and Shareholder Services
            Plan of American Century Capital Portfolios, Inc., American Century
            Mutual Funds, Inc., American Century Strategic Asset Allocations,
            Inc. and American Century World Mutual Funds, Inc. (Advisor Class),
            dated September 3, 2002 (filed as Exhibit m12 to Post-Effective
            Amendment No. 26 to the Registration Statement on Form N-1A of
            American Century World Mutual Funds, Inc., File No. 33-39242, filed on October 1, 2002, and incorporated herein by reference).

EX-99.m13   Master Distribution and Individual Shareholder Services Plan of
            American Century Capital Portfolios, Inc., American Century Mutual
            Funds, Inc., American Century Strategic Asset Allocations, Inc. and
            American Century World Mutual Funds, Inc. (C Class), dated March 1,
            2001 (filed as Exhibit m11 to Post-Effective Amendment No. 24 to the
            Registration Statement on Form N-1A of American Century World Mutual
            Funds, Inc., File No. 33-39242, filed on April 19, 2001, and incorporated herein by reference).

EX-99.m14   Amendment No. 1 to Master Distribution and Individual Shareholder
            Services Plan of American Century Capital Portfolios, Inc., American
            Century Mutual Funds Inc., American Century Strategic Asset
            Allocations, Inc., and American Century World Mutual Funds, Inc. (C
            Class), dated April 30, 2001 (filed as Exhibit m12 to Post-Effective
            Amendment No. 24 to the Registration Statement on Form N-1A of
            American Century World Mutual Funds, Inc., File No. 33-39242, filed on April 19, 2001, and incorporated herein by reference).

EX-99.m15   Amendment No. 2 to Master Distribution and Individual Shareholder
            Services Plan of American Century Capital Portfolios, Inc., American
            Century Mutual Funds Inc., American Century Strategic Asset
            Allocations, Inc., and American Century World Mutual Funds, Inc. (C
            Class), dated September 3, 2002 (filed as Exhibit m15 to
            Post-Effective Amendment No. 26 to the Registration Statement on
            Form N-1A of American Century World Mutual Funds, Inc., File No.
            33-39242, filed on October 1, 2002, and incorporated herein by reference).

EX-99.m16   Master Distribution and Individual Shareholder Services Plan of
            American Century World Mutual Funds, Inc., American Century Mutual
            Funds, Inc., American Century Capital Portfolios, Inc., American
            Century Investment Trust, American Century Municipal Trust and
            American Century California Tax-Free and Municipal Funds (A Class)
            dated September 3, 2002 (filed as Exhibit m6 to Post-Effective
            Amendment No. 34 to the Registration Statement on Form N-1A of
            American Century California Tax-Free and Municipal Funds, File No.
            2-82734, filed on October 1, 2002, and incorporated herein by reference).

EX-99.m17   Master Distribution and Individual Shareholder Services Plan of
            American Century World Mutual Funds, Inc., American Century Mutual
            Funds, Inc., American Century Capital Portfolios, Inc., American
            Century Investment Trust, American Century Municipal Trust and
            American Century California Tax-Free and Municipal Funds (B Class)
            dated September 3, 2002 (filed as Exhibit m7 to Post-Effective
            Amendment No. 34 to the Registration Statement on Form N-1A of
            American Century California Tax-Free and Municipal Funds, File No.
            2-82734, filed on October 1, 2002, and incorporated herein by reference).

EX-99.m18   Master Distribution and Individual Shareholder Services Plan of
            American Century Mutual Funds, Inc., American Century Capital
            Portfolios, Inc., American Century Quantitative Equity Funds,
            American Century World Mutual Funds, Inc. and American Century
            Strategic Asset Allocations, Inc. (R Class) dated August 29, 2003
            (filed as Exhibit m16 to Post-Effective Amendment No. 17 to the
            Registration Statement on Form N-1A of American Century Strategic
            Asset Allocations, Inc., File No. 33-79482, filed on August 28,
            2003, and incorporated herein by reference).

EX-99.n1    Amended and Restated Multiple Class Plan of American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century International Bond Funds, American
            Century Investment Trust, American Century Municipal Trust, American
            Century Target Maturities Trust, American Century Quantitative
            Equity Funds, American Century Capital Portfolios, Inc., American
            Century Mutual Funds, Inc., American Century Strategic Asset
            Allocations, Inc. and American Century World Mutual Funds, Inc.,
            dated September 3, 2002 (filed as Exhibit n to Post-Effective
            Amendment No. 35 to the Registration Statement on Form N-1A of
            American Century California Tax-Free and Municipal Funds, File No.
            2-82734, filed on December 17, 2002, and incorporated herein by reference).

EX-99.n2    Amendment No. 1 to the Amended and Restated Multiple Class Plan of
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Target Maturities Trust, American Century
            Quantitative Equity Funds, American Century Capital Portfolios,
            Inc., American Century Mutual Funds, Inc., American Century
            Strategic Asset Allocations, Inc. and American Century World Mutual
            Funds, Inc., dated December 31, 2002 (filed as Exhibit n2 to
            Post-Effective Amendment No. 39 to the Registration Statement on
            Form N-1A of American Century Municipal Trust, File No. 2-91229,
            filed on December 23, 2002, and incorporated herein by reference).

EX-99.n3    Amendment No. 2 to the Amended and Restated Multiple Class Plan of
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Funds, American Century Investment Trust, American Century Municipal
            Trust, American Century Target Maturities Trust, American Century
            Quantitative Equity Funds, American Century Capital Portfolios,
            Inc., American Century Mutual Funds, Inc., American Century
            Strategic Asset Allocations, Inc. and American Century World Mutual
            Funds, Inc., dated August 29, 2003 (filed as Exhibit n3 to
            Post-Effective Amendment No. 17 to the Registration Statement on
            Form N-1A of American Century Strategic Asset Allocations, Inc.,
            File No. 33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.p1    American Century Investments Code of Ethics (filed as Exhibit p to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century California Tax-Free and Municipal
            Funds, File No. 2-82734, filed on December 17, 2002, and
            incorporated herein by reference).

EX-99.p2    Barclays Code of Ethics (filed as Exhibit p2 to Post-Effective
            Amendment No. 30 to the Registration Statement on Form N-1A of
            American Century Variable Portfolios, Inc., File No. 33-14567, filed on April 12, 2001, and incorporated herein by reference).

EX-99.p3    J.P. Morgan Investment Management, Inc. Code of Ethics (filed as
            Exhibit p3 to Post-Effective Amendment No. 20 to the Registration
            Statement on Form N-1A of the Registrant, File No. 33-64872, filed on April 20, 2001, and incorporated herein by reference).